UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

March 7, 2024
Date of Report (Date of earliest event reported)

UNIVEST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	000-07617	23-1886144
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Ident. No.)

14 North Main Street, Souderton, Pennsylvania	18964
(Address of principal executive offices)	(Zip Code)

(215) 721-2400
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of exchange on which registered
Common Stock, $5 par value	UVSP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March  7, 2024, Univest Bank and Trust Co. (the “Bank”), the wholly owned subsidiary of Univest Financial Corporation, adopted the Univest Bank and Trust Co. Split Dollar Life Insurance Plan (the “Plan”) and entered into agreements with certain eligible employees of the Company and the Bank, including Jeffrey M. Schweitzer, Chairman, President and Chief Executive Officer, Michael S. Keim, Senior Executive Vice President and Chief Operating Officer of the Company and President of the Bank, Brian J. Richardson, Senior Executive Vice President and Chief Financial Officer, Megan D. Santana, Senior Executive Vice President, General Counsel and Chief Risk Officer and Patrick C. McCormick, Senior Executive Vice President and Chief Commercial Banking Officer (each an “Executive”).  Under the Plan, each Executive’s designated beneficiary or beneficiaries will be entitled to share in the death proceeds payable under life insurance policies owned by the Bank on the life of each Executive in the event of the Executive’s death while employed (unless otherwise determined by the Bank) and the Plan is in effect.  The death benefit for the Executives is two (2) times the Executive’s salary at the time of death.  The Bank is the sole beneficiary of any death proceeds remaining after the aforementioned death proceeds have been paid to the Executive’s designated beneficiary or beneficiaries.  Unless the Bank determines otherwise, the Executive’s employment is terminated for any reason other than death, the Bank shall become the direct beneficiary of the entire underlying life insurance policy proceeds, and all beneficial rights vested in the Executive, and/or his beneficiary or beneficiaries, will terminate.

The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the Plan attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits
Exhibit Description
10.1	Univest Bank and Trust Co. Split Dollar Life Insurance Plan
104	Cover page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVEST FINANCIAL CORPORATION

Dated: March 11, 2024	By:	/s/ Brian J. Richardson
	Name:	Brian J. Richardson
	Title:	Senior Executive Vice President and Chief Financial Officer